Exhibit 10.47

BOND AND FLOATING CHARGE

by

FIFE ENERGY LIMITED

in favour of

EL PASO ENERGY

INTERNATIONAL COMPANY

This BOND AND FLOATING CHARGE is granted BY:-

(1)	FIFE ENERGY LIMITED, a company incorporated in Scotland (Registered Number SC137656) and having its registered office at Westfield Development Centre, Cardenden, Fife KY5 OHP (hereinafter referred to as “the Company”); in favour of

(2)	EL PASO ENERGY INTERNATIONAL COMPANY, a Delaware limited liability company having its principal place of business at 1001 Louisiana Street, Houston, Texas 77002, USA (“El Paso”) for itself and as trustee for any member of the El Paso Group as hereinafter defined (hereinafter referred to as “the Payee”).

WHEREAS

(A)	The Company has executed an instrument dated of even date herewith (“the Secured Promissory Note”) constituting a loan of £2,200,000 by the Payee.

(B)	The Company has agreed to grant this Bond and Floating Charge in favour of the Payee in order to secure all obligations and liabilities of the Company to the Payee in terms of the Secured Promissory Note or otherwise.

IT IS HEREBY AGREED AS FOLLOWS:-

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Bond and Floating Charge the terms set out below shall have the following meanings:-

“the Companies Act”	means the Companies Act 1985 (as amended);

“El Paso Group”	means any company in which El Paso directly or indirectly holds 50% or more of the issued equity share capital;

“the Insolvency Act”	means the Insolvency Act 1986 (as amended);

“Subscription Agreement”	means the agreement dated of even date herewith between the Company, El Paso Fife I Company and others;

“Secured Obligations”	means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or as principal debtor, guarantor, cautioner, surety or otherwise) of the Company to El Paso or to any member of the El Paso Group under the Secured Promissory Note or otherwise together with all costs, charges and expenses incurred by the Payee in connection with the protection, preservation or enforcement of its respective rights in connection therewith;

“Subsidiary Undertaking”	has the same meaning as in the Companies Act.

1.2	Interpretation

Any reference in this Bond and Floating Charge to:-

(i)	any agreement, letter or document shall be construed as a reference to that agreement, letter or document as amended, novated, varied or altered from time to time and to any agreement, letter or document which extends, amends, renews or replaces the same;

(ii)	a statute or a section of a statute shall be construed as a reference to that statute or section as from time to time amended or re-enacted;

(iii)	any reference to a receiver shall include a reference to joint receivers and any reference to the appointment of a person as receiver shall include a reference to the appointment of two or more persons as joint receivers;

(iv)	any reference to the Payee shall include the successors, assignees and transferees of the Payee;

(v)	a “Clause” shall, except as otherwise stated, be a reference to a Clause hereof and clause headings are included for ease of reference only;

(vi)	“this charge” and “this floating charge” shall be construed as a reference to this Bond and Floating Charge;

(vii)	any reference to a “fixed security” shall be construed as a reference to a fixed security as defined in Section 486 of the Companies Act;

(viii)	any word or expression which is defined in the Secured Promissory Note shall (save as otherwise expressly defined herein) bear the same meaning herein as in the Secured Promissory Note;

(ix)	words importing the singular shall include the plural and vice versa and words denoting any gender shall include all genders.

2.	BOND

The Company hereby undertakes to the Payee for the benefit of and on behalf of itself that it will pay and discharge to the Payee or otherwise perform on the due date therefor all or any part of the Secured Obligations to the Payee in accordance with the terms of the Secured Promissory Note.

3.	FLOATING CHARGE

3.1	The Company in security of the Secured Obligations hereby grants in favour of the Payee a floating charge over the whole of the property, assets and rights (including uncalled capital) which is or may from time to time while this floating charge is in force be comprised in the property and undertaking of the Company.

3.2	The security constituted by/or pursuant to this floating charge shall be in addition to and independent of, and shall not in any way prejudice or be prejudiced by, any other security, right or remedy against any person which the Payee may at any time hold for the satisfaction of the Secured Obligations or any part thereof.

4.	RANKING

This floating charge shall rank, subject to Section 464(2) of the Companies Act, in priority to any fixed security granted or created by the Company after its execution of this floating charge (other than a fixed security in favour of the Payee for and on behalf of itself) and in priority to any floating charge created by the Company after its execution of this floating charge.

5.	NEGATIVE PLEDGE

The Company shall not grant or create or permit to subsist any fixed security or other floating charge (except as required by or with the previous written agreement of the Payee or as permitted by the Subscription Agreement) and in particular but without prejudice to the generality of the foregoing the Company shall nor and is hereby expressly prohibited from granting or creating subsequent to its execution of this floating charge any such fixed security or floating charge over its assets or any part thereof which will rank in priority to or pari passu with or postponed to the floating charge hereby created.

6.	PAYMENT

In respect of any Secured Obligations which are to be discharged otherwise than on demand the Payee shall nevertheless be entitled by notice to the Company to demand the payment and discharge thereof (or any part thereof) together with all interest and any other sums forthwith (or otherwise as the Payee may require) at any time after the happening of any of the following events:-

6.1	if the Company makes default in the payment on the due date of any money which may have become due under this floating charge or under the Secured Promissory Note or any deed or document supplemental hereto or thereto; or

6.2	if any inhibition, arrestment (other than an inhibition or arrestment on the dependence of an action or an arrestment to found jurisdiction) charge or other process is placed or enforced against all or any of the property of the Company or any company or individual who has guaranteed or become surety for repayment of all or any part of the Secured Obligations (“a Guarantor”) and is not fully and effectually withdrawn within seven days of being placed or enforced; or

6.3	if the Company or a Guarantor is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or certifies that it is unable to pay its debts as and when they fall due or if an order is made or an effective resolution passed for winding up the Company or a Guarantor; or

6.4	if a meeting of the Company or a Guarantor is convened for the purpose of considering a resolution for the winding up of the Company or of a Guarantor; or

6.5	if an application is made to the Court for an order for the winding up of the Company or a Guarantor; or

6.6	if the Company or a Guarantor ceases to carry on its business or substantially the whole of its business or threatens to cease to carry on the same or substantially changes the nature of its business; or

6.7	if the holder of any security over the property or assets of the Company or a Guarantor takes possession of (or serves a default notice or calling up notice in relation to such security) or a receiver is appointed over all or any property or assets of the Company or a Guarantor; or

6.8	if a proposal is made to the Company and its creditors or a Guarantor and its creditors for a voluntary arrangement pursuant to Section 1 of the Insolvency Act 1986; or

6.9	if a petition is presented for an administration order to be made in relation to the Company or a Guarantor pursuant to the Insolvency Act 1986; or

6.10	if the Company or a Guarantor fails to comply with any of the obligations, conditions, covenants or provisions contained in this floating charge or in the Secured Promissory Note or the Subscription Agreement or in any deed or document supplemental hereto or thereto or if any warranty given by the Company or by the directors of the Company or by a Guarantor proves to be materially incorrect or inaccurate.

6.11	if a Guarantor (being an individual) becomes apparently insolvent (within the meaning of the Bankruptcy (Scotland) Act 1985), or makes a composition contract or arrangement with his creditors, or if a judicial factor is appointed to his estate.

Upon any demand being made for payment of any Secured Obligations such Secured Obligations shall become payable immediately.

7.	RECEIVER

7.1	The Payee shall be and is hereby entitled to appoint a receiver in terms of the Insolvency Act of all or any part of the property, assets and rights hereby charged in the event of and either forthwith upon or at any time subsequent to:-

(i)	a request to the Payee by the Company for such appointment; or

(ii)	without the making by the Payee of a demand for payment or performance thereof, in respect of all or any of the Secured Obligations, upon such obligations becoming due and payable or performable without such payment or performance being timeously made; or

(iii)	the Company being in material breach of any of its obligations, representations, warranties or covenants under this floating charge, the Secured Promissory Note or the Subscription Agreement; or

(iv)	the presentation of a petition for the making of an administration order in relation to the Company; or

(v)	the occurrence of any Event of Default as defined in and in terms of the Secured Promissory Note or the occurrence of any other event in terms of the Secured Promissory Note which entitles the Payee to make any claim for payment or performance of all or part of the Secured Obligations; or

(vi)	a breach by the Company of any warranty given by it in the Subscription Agreement.

and without prejudice to the foregoing provisions of this Clause in the event that any person so appointed to be a receiver shall be removed by the court or shall otherwise cease to act then the Payee shall be entitled to appoint another person or persons as receiver or receivers in his place.

7.2	A receiver appointed under this floating charge shall have and be entitled to exercise all the powers conferred upon a receiver by the Insolvency Act.

7.3	The Company shall be solely responsible for the acts and defaults of a receiver appointed under this floating charge and for his remuneration, costs, charges and expenses and the Payee shall not have any liability or responsibility in respect of any act or default (other than wilful default) of such receiver or of any such remuneration, costs, charges and expenses.

7.4	No purchaser, mortgagee or otter person dealing with any receiver hereunder shall be concerned whether the Secured Obligations have become payable or enforceable or whether any money remains outstanding under the Secured Promissory Note or this floating charge or shall be concerned with any application of any monies paid to the receiver.

8.	INDEMNITY

The Payee and every receiver appointed under this floating charge shall be and is hereby indemnified by the Company in respect of all liabilities and expenses incurred by the Payee or such receiver in the execution or purported execution of any of the powers, authorities, or discretions vested in the Payee or the receiver in pursuance of the Insolvency Act or this floating charge and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way in connection with or relating to all or any part of the property, assets and rights hereby charged and the Payee and any such receiver may retain and pay all sums in respect of the same out of monies received under the powers conferred by the Insolvency Act.

9.	UNDERTAKINGS

The Company undertakes to the Payee that:-

9.1	it shall notify the Payee immediately in the event of any creditor executing or commencing any diligence against it or in respect of any of its assets wherever situated in respect of any claim in excess of £10,000;

9.2	it shall effect and maintain such insurances as are normally maintained by prudent companies carrying on similar business and shall enter into such arrangements with the Payee regarding such insurances as the Payee shall require.

9.3	it shall make payment to the Payee of the whole expenses incurred by the Payee or which may be incurred in the enforcement or discharge of this floating charge;

9.4	it shall fully and timeously comply with and observe:-

(i)	all of its obligations and undertakings contained in the Subscription Agreement and the Secured Promissory Note; and

(ii)	all applicable laws, regulations, rules, judgments and decrees to which it is subject and all agreements to which it is a party;

9.5	save as permitted by the Subscription Agreement, it shall not without the consent in writing of the Payee sell or otherwise dispose of the whole or, except in the ordinary course of business, any part of the undertaking or assets of the Company;

9.6	save as permitted by the Subscription Agreement, it shall not, without the prior written consent of the Payee, become cautioner, guarantor or surety for any person, firm or company; and

9.7	it shall carry on and conduct its business and affairs in a proper and efficient manner.

10.	CONTINUING SECURITY

10.1

The security constituted by or pursuant to this floating charge shall constitute and be a continuing security notwithstanding any settlement of account or other matter or thing whatsoever and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by any intermediate repayment or satisfaction of all or any of the Secured Obligations and shall continue in full force and effect until the Secured Obligations have been discharged in full.

10.2	No assurance, security or payment which may be avoided under any enactment or at common law, and no release, settlement or discharge given or made by the Payee or any receiver on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Payee or any receiver to recover from the Company or to enforce the security pursuant to this floating charge to the full extent of the Secured Obligations.

11.	PRESERVATION OF RIGHTS

Other than as provided in this floating charge, the Payee shall not be obliged before exercising any of the rights, powers, discretions or remedies conferred upon it by this floating charge or by law:-

(i)	to take any action, including but not limited to the giving of notice to, or making of any demand upon, the Company or any other person or the obtaining or enforcement of any judgment, decree or order in any court against the Company or any other person;

(ii)	to make or file any claim or proof in a winding-up or liquidation of the Company or any other person;

(iii)	to enforce or seek to enforce any of its rights, powers, discretions or remedies under any other security in respect of the Secured Obligations.

12.	FURTHER ASSURANCE

The Company hereby irrevocably undertakes to the Payee that it:-

12.1	shall take all steps that the Payee may require to perfect under any appropriate law the security intended to be constituted hereby or pursuant hereto in respect of all or any part of its property, assets and rights for the purposes of protecting such security or (upon such security becoming enforceable) facilitating the realisation of such property and/or the enforcement of the security constituted hereby or pursuant hereto and/or the exercise of any rights of the Payee or any receiver hereunder; and

12.2	shall from time to time execute and deliver to the Payee all such deeds and documents and do all such things as the Payee may require to grant to the Payee any further security over all or any part of its property as the Payee may require and to regulate such security.

13.	REMEDIES AND WAIVERS

No failure to exercise and no delay in exercising on the part of the Payee any right, power, discretion or remedy under this floating charge shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, discretion or remedy preclude any other or further exercise thereof, or the exercise of any other right, power, discretion or remedy hereunder. The rights and remedies provided in this floating charge are cumulative and not exclusive of any rights or remedies provided by law or otherwise. Any waiver and any consent by the Payee under this floating charge must be made in writing and may be given subject to any conditions thought fit by the Payee.

14.	PARTIAL INVALIDITY

If any provision of this floating charge shall to any extent be invalid or unenforceable, the remainder hereof shall not be affected thereby and each provision hereof shall be valid and enforceable to the fullest extent permitted by law and a substitute provision shall be negotiated by the parties hereto to preserve as nearly as possible the original intent hereof. The floating charge shall remain in full force and effect to secure all or any part of the Secured Obligations remaining outstanding at any time notwithstanding termination of the Secured Promissory Note.

15.	ATTORNEY

The Company hereby irrevocably appoints the Payee (acting by a duly authorised official) and any receiver appointed under this floating charge and for the time being holding office as such to be its attorney and on its behalf and in its name or otherwise generally to sign, seal, execute and deliver and otherwise perfect any fixed security, floating charge, transfer, assignation, security and/or assurance and to sign any writing, assurance, document and to do any other act which may be required or deemed proper by the Payee or any such receiver in relation to this floating charge or the Secured Promissory Note or to any enforcement action by the Payee or any such receiver in connection therewith and the Company hereby undertakes that it shall on request by the Payee ratify and confirm the actions of any such attorney.

16.	INCORPORATION OF PROVISIONS OF SECURED PROMISSORY NOTE

Any notice given under this floating charge shall be given in accordance with the terms of the Secured Promissory Note.

17.	REGISTRATION

Any account or certificate signed by an officer of the Payee or other signing official authorised by the Payee shall (save in the case of manifest or demonstrable error) ascertain, specify and constitute the sums for which the Company is liable hereunder and the Company hereto consents to the registration of this floating charge and of any such account or certificate for preservation and execution.

18.	GOVERNING LAW AND JURISDICTION

This floating charge shall be construed and governed in all respects in accordance with the law of Scotland and the parties hereby prorogate the non-exclusive jurisdiction of the Scottish Courts. IN WITNESS WHEREOF this and the thirteen preceding pages are executed as follows:-

They are signed for and on behalf of FIFE ENERGY LIMITED at on the 25 day of September 1998 by one of its directors in the presence of		/s/ Illegible

/s/ S. Scott Wilson	Witness
S. Scott Wilson	Name

242 West George St.	Address
Glasgow

Solicitor	Occupation